                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

      / /     Preliminary Proxy Statement

      / /     Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)2)

     /X/      Definitive Proxy Statement

     / /      Definitive Additional Materials

      / /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                      Nutrition Management Services Company
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

      Payment of filing fee (check the appropriate box):

      /X/     No fee required.

      / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

      (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3)     Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)     Proposed maximum aggregate value of transaction:

      (5)     Total fee paid:

      / /     Fee paid previously with preliminary materials.

      / /     Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)     Amount Previously Paid:

--------------------------------------------------------------------------------

      (2)     Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

      (3)     Filing Party:

--------------------------------------------------------------------------------

      (4)     Date Filed:

                                      -2-

                      NUTRITION MANAGEMENT SERVICES COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held December 11, 2002

To the Shareholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders  (the
"Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania  corporation
(the  "Company"),  will be held at the  Collegeville Inn Conference and Training
Center, 3978 Ridge Pike, Collegeville, PA, 19426, on December 11, 2002, at 10:00
A.M., Local Time, for the following purposes:

            1.   To elect seven (7) members of the Board of  Directors  to serve until the next annual meeting of  shareholders  and until their successors have been duly elected and qualified;

            2.   To  transact  such other  business  as may  properly be brought before the meeting or any adjournment thereof.

            The Board of  Directors  has fixed the close of business on November
15, 2002 as the record date for the Meeting.  Only shareholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Directors

                                        JOSEPH V. ROBERTS
                                        Chairman and Chief Executive Officer

Dated: Kimberton, Pennsylvania
       November 18, 2002

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
           URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
               IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
                     POSTAGE IF MAILED IN THE UNITED STATES.

                      NUTRITION MANAGEMENT SERVICES COMPANY
                               2071 Kimberton Road
                          Kimberton, Pennsylvania 19442

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

            This Proxy Statement is being furnished to shareholders by the Board
of  Directors  of  Nutrition   Management   Services  Company,   a  Pennsylvania
corporation  (the  "Company"),  in  connection  with  the  solicitation  of  the accompanying  Proxy for use at the 2002 Annual  Meeting of  Shareholders  of the
Company (the "Meeting") to be held at  Collegeville  Inn Conference and Training
Center, 4000 Ridge Pike, Collegeville, Pennsylvania, 19426 on December 13, 2002,
at 10:00 A.M., Local Time, or at any adjournment thereof.

            The principal  executive  offices of the Company are located at 2071
Kimberton Road,  Kimberton,  Pennsylvania  19442.  The approximate date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to shareholders is November 18, 2002.

                        RECORD DATE AND VOTING SECURITIES

            Only shareholders of record at the close of business on November 15,
2002, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 2,747,000 outstanding shares of the  Company's  Class "A" common  stock,  no par value  (the  Class "A"  "Common
Stock").  Each of such  shares  is  entitled  to one  vote.  As of the  close of business  on the Record  Date,  there  were  100,000  outstanding  shares of the
Company's  Class "B" Common  Stock,  no par value (the "Class B Common  Stock").
Each of the Class B common  shares is  entitled  to seven  votes.  The Class "A"
Common Stock and the Class "B" Common Stock are sometimes  collectively referred to herein as the "Common  Stock." There was no other class of voting  securities of the Company  outstanding on that date. A majority of the  outstanding  shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common Stock  represented  by Proxies,  which are properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors, and (ii) for any other matter that may properly be brought before the
Meeting in  accordance  with the  judgment  of the person or persons  voting the
Proxies.  If a signed  Proxy Card is returned  by a  stockholder  and  expressly reflects an abstention upon any proposal,  the shares evidenced  thereby will be counted  towards the quorum  necessary to convene the meeting.  Abstentions  and broker  non-votes  are not  counted  as votes  cast on any  matter to which they

                                      -2-

relate. The execution of a Proxy will in no way affect a shareholders'  right to attend the  Meeting and vote in person.  Any Proxy  executed  and  returned by a shareholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,  or by execution of a subsequent  proxy which is presented to the Meeting,  or if the shareholder  attends the Meeting and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

                                      -3-

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of the Company's  Common  Stock,  as of the Record Date, by each person known to be the  beneficial  owner of more than  five  percent  of the  Common  Stock,  each director,  nominees for director, and by all directors and executive officers of the Company as a group:

                                                            Percentage of
     Name and Address                     Shares             Outstanding        Percentage of
    of Beneficial Owner              Beneficially Owned      Common Stock      Voting Power(1)
    -------------------              ------------------      ------------      ---------------

Joseph V. Roberts                      1,958,000(2)(3)           68.8%               74.2%
2071 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                         126,233(3)               4.4%                3.7%

Michael Gosman                            15,000(4)                 *                   *

Samuel R. Shipley, III                    21,000(5)                 *                   *

Michelle Roberts-O'Donnell(6)              1,929                    *                   *

Jane Scaccetti                            15,000(4)                 *                   *

Richard Kresky                             7,775                    -                   -

All executive officers and             2,039,937(2)(3)           70.3%               75.4%
Directors as a Group (7 persons)                (4)(5)
---------------------
* Less than 1%

(1)         Calculated  on the basis of the Class A Common Stock having one vote per share and the Class B Common Stock having seven votes per share.

(2)         Mr.  Roberts  owns  1,858,000  shares  of Class A Common  Stock  and
            100,000  shares of Class B Common  Stock.  Mr.  Roberts'  beneficial ownership  does not  include  shares  held by his  adult son and his adult daughter and Mr. Roberts disclaims any beneficial ownership of such stock.

(3)         Mr. Roberts has granted Ms. Hill an immediately  exercisable  option to  purchase  105,000  shares  of his  Class A Common  shares  at an exercise  price of $4.00 per  share.  Accordingly,  with  respect to shares  beneficially  owned by all executive officers and Directors, such 105,000 shares are only counted one time.

(4)         Consists of presently  exercisable options to purchase 15,000 shares of Class A Common Stock at an exercise price of $4.00 per share.

(5)         Includes presently  exercisable options to purchase 15,000 shares of
            Class A Common Stock at an exercise price of $4.00 per share.

(6)         Michelle Roberts-O'Donnell is the daughter of Joseph V. Roberts.

                                      -4-

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Shareholders  of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast,  in person or by proxy,  at the  Meeting.  The terms of the current  directors  expire at the Meeting and when their successors are duly elected and qualified.  Management has no reason to believe that any of the nominees  will be unable or  unwilling  to serve as a director,  if elected.
Should any of the  nominees  not remain a candidate  for election at the date of the  Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates  and may be voted for  substitute  nominees  selected by the Board of
Directors. All nominees are currently directors of the Company. The names of the nominees and certain information concerning them are set forth below:

                                                                                                First Year
     Name                                Principal Occupation                       Age       Became Director
     ----                                --------------------                       ---       ---------------

Joseph V. Roberts                Chairman  of the  Board  and  Chief executive       56            1979
                                 Officer  of the Company

Kathleen A. Hill                 Secretary and Chief Operating Officer of the        48            1979
                                 Company

Michael Gosman                   Principal at Sabel Investments, Needham,            39            1993
                                 Massachusetts

Samuel R. Shipley, III           Investment Banker-Shipley Raidy Capital             62            1995
                                 Partners, LP Philadelphia, PA

Michelle Roberts-O'Donnell       Vice President Operations & Business            33            1997
                                 Development of the Company

Jane Scaccetti                   CPA, Principal Shareholder Drucker &            48            1994
                                 Scaccetti, P.C. Philadelphia, PA

Richard Kresky                   Consultant; Retired Vice President of               61            1999
                                 Marriott Corporation, Washington, D.C.

                                      -5-

            Joseph  V.  Roberts,  has  been  Chairman  of the  Board  and  Chief
            Executive Officer of the Company since its inception in March, 1979.

            Kathleen A. Hill, has been President and Chief Operating  Officer of the Company since June 1995; Chief Operating  Officer of the Company from 1991 to 1995; Senior Vice President of the Company from 1985 to
            1991; and Secretary of the Company and a Director since 1979.

            Michael Gosman has been a Principal at Sabel  Investments,  Needham,
            Massachusetts  since its inception in September 2000. Prior thereto, from 1997 to 2000,  Mr.  Gosman  was a  Consultant,  Executive  Vice
            President   and  Director  of   CareMatrix   Corporation,   Needham,
            Massachusetts.  He was Executive  Vice  President of Continuum  Care
            Corporation,  Wellsley, MA, from 1990 to 1996. From 1987 until 1990,
            Mr.  Gosman  was a  financial  analyst  with  Meditrust  located  in
            Waltham, MA.

            Samuel R.  Shipley,  III has been the  Managing  Director of Shipley
            Raidy  Capital  Partners,  LP, an  investment  banking  firm in West
            Conshohocken,  PA since 1993. From 1983 to 1993, Mr. Shipley was the
            Managing Director of Philadelphia First Group, an investment banking firm in West  Conshohocken,  PA. For more than  fifteen  years,  Mr.
            Shipley  has  been a  senior  executive  in the  investment  banking
            industry,  with  specialties  in  corporate  finance,   mergers  and
            acquisitions, and valuations.

            Michelle Roberts-O'Donnell,  has served in various capacities at the
            Company  since 1987,  most recently as Vice  President  Operations &
            Business Development.

            Richard  Kresky is retired.  Previously  he was employed in the food services  industry for 35 years,  most recently as Vice President of
            Marriott  Corporation,  Washington,   D.C. He held senior  operation
            positions  with  Interstate  United,  Stouffers and Service  Systems prior to their  acquisition  by Marriott.  Mr.  Kresky is a founding member of the Society for Food  Service  Management,  serving  three terms on the Board of Directors  and a year as the  President of the organization in 1996.

            Jane Scaccetti has been a shareholder  at Drucker & Scaccetti,  P.C.
            and prior thereto was a partner at the accounting  firm of Laventhol
            & Horwath.  Ms.  Scaccetti  has over 22 years  experience in tax and financial services for the family-owned and entrepreneurially driven business.

MEETINGS

            The Board of  Directors  held three  meetings  during the year ended
June 30, 2002. All Directors  attended at least 75% of such meetings.  From time to time, the Members of the Board of Directors act by unanimous  written consent pursuant to the Laws of the Commonwealth of Pennsylvania.

AUDIT COMMITTEE REPORT

            The audit committee reviews the Company's  financial  statements and accounting  policies,  resolves  potential  conflicts of interest,  receives and

                                      -6-

reviews the  recommendations of the Company's  independent  auditors and confers with the independent accountants with respect to the training and supervision of internal accounting  personnel and the adequacy of internal accounting controls.
For the fiscal  year ended June 30,  2002,  the members of the  Company's  audit committee  were Samuel R. Shipley and Jane  Scaccetti.  The audit  committee has adopted a written  audit  committee  charter that was included in the  Company's
Proxy Statement for its 2001 Annual Meeting of Shareholders.

            The members of the audit  committee  have reviewed and discussed the
Company's  audited financial  statements with the Company's  management and have discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing  Standards,  AU Section 380) with Grant  Thornton LLP, the Company's independent  accountants  for the fiscal  year ended  June 30,  2002.  The audit committee  has  received  the  written  disclosures  and the  letter  from Grant
Thornton LLP, as required by the Independent Standards Board Standard No. 1, and
has  recommended  that the  audited  financial  statements  be  included  in the
Company's annual report for the fiscal year ended June 30, 2002.

RECOMMENDATION

            The Board of Directors recommends a vote FOR all of the Nominees.

                             EXECUTIVE COMPENSATION

            The  table  set  forth   below   shows  all  annual  and   long-term
compensation  for services accrued by the Company for services in all capacities for the years ended June 30, 2002,  2001 and 2000 of those  persons who were, at
June 30,  2002 (i) the Chief  Executive  Officer  and (ii) the  Chief  Operating
Officer, whose compensation exceeded $100,000 in fiscal year 2002.

                         SUMMARY COMPENSATION TABLE (1)

                                   Annual Compensation                         Long-Term Compensation
                                   -------------------                         ----------------------
                               Fiscal      Base                             Award                All
Name and Capacity Served       Year        Salary       Bonus     Other     Options   Payouts    Other(2)
------------------------       ------      ------       -----     -----     -------   -------    --------

Joseph V. Roberts               2002      305,004         0         0          0         0        67,320
Chairman and Chief              2001      310,068         0         0          0         0        50,354
Executive Officer               2000      315,356         0         0          0         0        44,638

Kathleen A. Hill                2002      222,674         0         0          0         0         4,415
Director, Chief Operating       2001      227,480      60,000       0          0         0         2,249
Officer and Secretary           2000      183,246         0         0          0         0         1,057

(1)         Presentation of all compensation is on an accrual basis.
(2)         Includes  the amount of life  insurance  premiums  paid on behalf of these executives.

                                      -7-

                               STOCK OPTION GRANTS

            During the fiscal  years  ended June 30,  2002,  2001 and 2000 there were no stock options granted to any executive officer of the Company.

Employment Agreements

            The Company  currently has no employment  agreements with either its
Chairman and Chief Executive Officer or its Chief Operating Officer.

Directors Compensation

            Directors who are employees of the Company do not receive additional compensation  for  their  services  as  Directors.  Non-employee  Directors  are compensated for their services at the rate of $500 for each meeting attended and
$250 for each meeting participated in by telephone. During the fiscal year ended
June 30, 2002, non-employee Directors received $6,300 in compensation.

EQUITY COMPENSATION PLAN INFORMATION

Plan category               Numbers of securities       Weighted-average          Number of securities
                            to be issued upon           exercise price of         remaining available
                            exercise of                 outstanding options,      for future issuance
                            outstanding options,        warrants and rights       under equity
                            warrants and rights         (b)                       compensation plans
                            (a)                                                   (excluding securities
                                                                                  reflected in column
                                                                                  (a))
                                                                                  (c)

Equity compensation
plans approved by
security holders                 89,750                          4.00                    None (1)

Equity compensation                None                            --                      --
plans not approved by
security holders

(1)         The Company's 1991 Incentive and Non-Qualified Stock Option Plan has
            expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The  Company  leases its  executive  offices  from Ocean 7, Inc.,  a corporation wholly owned by Joseph V. Roberts.  The term of the lease is for ten years,  and the Company has the option to renew the lease,  on three  occasions, for additional two-year periods each. Rent for the first five years of the lease is fixed.  Rent for the term remaining  thereafter  shall be determined based on then  prevailing  market rates.  During the fiscal year ended June 30, 2002, the rental expenses paid to Ocean 7, Inc. totaled $248,252.

                                      -8-

            Management  believes  that the  terms of the  transaction  described herein is comparable to those generally available to unaffiliated third parties.

Annual Report

            All shareholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 2002 Annual Report for the  year  ended  June  30,  2002,  which  contains  certified  consolidated financial statements of the Company and its subsidiaries for the year ended June
30, 2002.

            ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, A COPY OF
THE  COMPANY'S  ANNUAL  REPORT ON FORM  10-K FOR THE YEAR  ENDED  JUNE 30,  2002
(WITHOUT  EXHIBITS) AS FILED WITH THE  SECURITIES  AND EXCHANGE  COMMISSION,  BY
WRITTEN  REQUEST  TO THE  COMPANY'S  SECRETARY,  NUTRITION  MANAGEMENT  SERVICES
COMPANY, 725 KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

                              SHAREHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the next Annual Meeting of  Shareholders  of the
Company,  shareholders  proposals  for such  meeting  must be  submitted  to the
Company no later than July 21, 2003.

            On May 21, 1998 the  Securities and Exchange  Commission  adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of
1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

            With respect to the Company's 2003 Annual  Meeting of  Stockholders,
if the  Company is not  provided  notice of a  stockholder  proposal,  which the stockholder  has  not  previously  sought  to  include  in the  Company's  proxy statement,  by  October  4, 2003 the  Company  will be allowed to use its voting authority as outlined above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            The accounting firm of Grant Thornton LLP ("Grant  Thornton") served as the Company's  independent  public accountants for the fiscal year ended June
30, 2002. Such firm has no other  relationship to the Company or its affiliates.
The Board of Directors has selected Grant  Thornton to serve as the  independent public  accountants  of the Company for the current  fiscal year ending June 30,
2003.  A  representative  of Grant  Thornton  is  expected  to attend the Annual
Meeting,  and such  representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate  questions from shareholders.

                                      -9-

AUDIT FEES

            Grant  Thornton   billed  the  Company  $60,500  for  the  following
professional  services:  audit of the Company's  annual  consolidated  financial statements for the fiscal year ended June 30, 2002 included in its annual report on Form 10-K and review of the Company's interim financial  statements  included in the Company's  quarterly reports on Form 10-Q for the periods ended September
30, 2001, December 31, 2001 and March 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            Grant Thornton did not render any  professional  service  related to financial information systems design and implementation  services for the fiscal year ended June 30, 2002.

ALL OTHER FEES

            Grant  Thornton  billed  the  Company  $24,049  for  other  services rendered during the fiscal year ended June 30, 2002.

            The audit  committee has  considered  whether the provision by Grant
Thornton  of the  services  covered  by the fees  other  than the audit  fees is compatible with maintaining  Grant Thornton's  independence and believes that it is compatible.

                                  OTHER MATTERS

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration  at the  Meeting.  If any other  matter or  matters  are  properly brought before the Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have  discretionary  authority to vote or otherwise act, with respect to such matters in accordance with their judgment.  Proxy will have discretionary  authority to vote or otherwise  act, with respect to such matters in accordance with their judgment.

                                         JOSEPH V. ROBERTS
                                         Chairman and
                                         Chief Executive Officer

                                      -10-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      NUTRITION MANAGEMENT SERVICES COMPANY
           PROXY -- Annual Meeting of Shareholders, December 11, 2002

            The  undersigned,  a shareholder  of Nutrition  Management  Services
Company, a Pennsylvania corporation (the "Company"),  does hereby constitute and appoint  Joseph  Roberts and Kathleen Hill and each of them, the true and lawful attorneys  and  proxies  with full power of  substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the  2002  Annual  Meeting  of  Shareholders  of the  Company  to be  held at
Collegeville Inn Conference and Training Center, 3978 Ridge Pike,  Collegeville,
Pennsylvania  19426 on December  11, 2002 at 10:00 a.m.,  local time,  or at any adjournment or adjournments thereof.

            The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

(1)         ELECTION OF DIRECTORS:

            The election of Joseph V. Roberts, Kathleen A. Hill, Michael Gosman,
            Samuel M. Shipley, III, Michelle  Roberts-O'Donnell,  Richard Kresky
            and Jane Scaccetti.

            / / FOR               / / TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR ALL
            NOMINEES
            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE(S),  PRINT
            NAME(S) BELOW:

            ---------------------------------

(2)         DISCRETIONARY AUTHORITY.

                                                 (Continued on the reverse side)

                                      -11-

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT THE NOMINEES AS DIRECTORS,  AND IN ACCORDANCE  WITH THE  DISCRETION OF THE
PROXIES OR PROXY WITH  RESPECT TO ANY OTHER  BUSINESS  TRANSACTED  AT THE ANNUAL
MEETING.

            The undersigned hereby revokes any proxy or proxies heretofore given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement,  both dated  November 18, 2002,  and a copy of the  Company's  Annual
Report on Form 10-K for the fiscal year ended June 30, 2002.

                                        Please  mark,  date,  sign and mail this
                                        proxy in the envelope  provided for this
                                        purpose.   No  postage  is  required  if
                                        mailed in the United States.

                                                        , 2002

                                        _________________________________ (L.S.)

                                        _________________________________ (L.S.)
                                             Signature(s)

                                        NOTE:  Please sign  exactly as your name
                                        or names appear hereon.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please indicate the
                                        capacity in which signing.  When signing
                                        as joint  tenants,  all  parties  in the
                                        joint tenancy must sign. When a proxy is
                                        given by a  corporation,  it  should  be
                                        signed  with  full  corporate  name by a
                                        duly authorized officer.

                                      -12-